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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2000



                             KLA-TENCOR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                               000-09992                              04-2564110
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                                 160 RIO ROBLES
                           SAN JOSE, CALIFORNIA 95134

          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 468-4200

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ITEM 5. OTHER EVENTS.

     Reference is made to the press release issued to the public by the Registrant on November 7, 2000, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1     Text of Press Release dated November 7, 2000.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KLA-TENCOR CORPORATION
                                       a Delaware corporation

Dated:  December 15, 2000              By: /s/ John Kispert
                                          ---------------------
                                          John Kispert
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit Number    Description
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
     99.1         Text of Press Release dated November 7, 2000.
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